UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 14, 2008

Eastern Insurance Holdings, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-32899	20-2653793
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Race Avenue, Lancaster, Pennsylvania	17603
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (717) 396-7095

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

The company has amended its Code of Ethics solely to clarify that the Code of Ethics also constitutes the Code of Ethics for Senior Financial Officers as required by Section 406 of the Sarbanes-Oxley Act of 2002. All other provisions of the Company’s Code of Ethics remain unchanged. The foregoing description of the Code of Ethics is qualified in its entirety by reference to the copy of the amended Code of Conduct and Ethics attached hereto as Exhibit 14. The effective date of the amended Code of Conduct and Ethics is February 14, 2008.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

14	Eastern Insurance Holdings, Inc. Code of Conduct and Ethics

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTERN INSURANCE HOLDINGS, INC.

Dated: February 15, 2008	By:	/s/ Kevin M. Shook
Kevin M. Shook
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
14	Eastern Insurance Holdings, Inc. Code of Conduct and Ethics